UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2022, Motus GI Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. The stockholders of the Company acted upon the following proposals at the Annual Meeting: (1) proposal for the election of directors; (2) proposal for the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022; and (3) proposal for an amendment to the Company’s certificate of incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1), at any time prior to the one year anniversary date of the annual meeting, with the exact ratio to be determined by the Company’s Board of Directors (the “Board”). The final voting results were as follows:

1. The election of each of Timothy P. Moran, Mark Pomeranz, David Hochman, Darren Sherman, Shervin Korangy, Gary J. Pruden and Sonja Nelson as directors to hold office for a term of one year, until their successor is duly elected and qualified or they are otherwise unable to complete their term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Timothy P. Moran	18,718,632	1,671,547	14,713,352
Mark Pomeranz	18,832,028	1,558,151	14,713,352
David Hochman	18,508,656	1,881,523	14,713,352
Darren Sherman	18,432,511	1,957,668	14,713,352
Shervin Korangy	18,960,790	1,429,389	14,713,352
Gary J. Pruden	18,962,858	1,427,321	14,713,352
Sonja Nelson	18,966,676	1,423,503	14,713,352

2. The proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,611,176	1,282,235	210,120	0

3. The proposal to approve an amendment to the Company’s certificate of incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1), at any time prior to the one year anniversary date of the annual meeting, with the exact ratio to be determined by the Board:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,430,484	4,457,391	215,656	0

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: June 30, 2022	By:	/s/ Timothy P. Moran
	Name:	Timothy P. Moran
	Title:	Chief Executive Officer

3